UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 30, 2004

                               1-900 JACKPOT, INC.

             (Exact name of registrant as specified in its charter)



      Nevada                          000-32247           98-0219399
-----------------------------     ----------------        ----------
(State  or  other  jurisdiction    (Commission         (IRS  Employer
      of  incorporation)             File  Number)   Identification  No.)



                 3838 RAYMERT DR., SUITE 3, LAS VEGAS, NV 89121
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 575-0050


(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2. below:)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 1  -  REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.



SECTION 2  -  FINANCIAL INFORMATION


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


SECTION 3  -  SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable


SECTION 4  -  MATTERS RELATED TO ACCONTANTS AND FINANCIAL STATEMENTS


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


SECTION 5  -  CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

a)       Not Applicable.

b) As of June 30, 2005, Kudlip Delhon, one of the Company's two directors, resigned as a director of the Company, leaving Brian Fisher as sole director of the Company. Mr. Delhon's resignation as our director did not result from any disagreement with the Company. As of July 1, 2005, Kudlip Delhon resigned as President and CEO of the Company. Mr. Delhon's resignation as President and CEO of the Company did not result from any disagreement with the Company.

c) As of July 1, 2005, Brian Fisher was appointed President of the Company and was charged with the duty of locating and retaining a suitable candidate for treasurer and Chief Financial Officer of the Company. He currently serves as our President and Chief Executive Officer until he is replaced by our Board of Directors. Mr. Fisher, age 57, has been a director of our Company from June of 2004 and has served as our President and CEO as of July 1, 2005. From January of 1999 through October of 2002, Mr. Fisher was President, CEO and a director of Novus Environmental, Inc., a publicly traded company listed on the NASD over-the-counter bulletin board. Mr. Fisher was retired from October 2002 through the time he became our director in 2004. As of December 5, 2005, Joseph Batty was appointed as a Director, Treasurer and Chief Financial Officer of our Company. He currently serves as our Treasurer and Chief Financial Officer until he is replaced by our Board of Directors. Mr. Batty, age 65, has been a Chartered Accountant in Canada since 1966 and is a member of the Institute of Chartered Accountants of Alberta. He has served as a financial consultant to both publicly traded and private companies over the last five years. From April 1999 through January 2005, Mr. Batty has served as the Chief Financial Officer of Canglobe International Inc., a publicly traded company listed on the NASD Over-the-counter bulletin board and located in Las Vegas, NV. From December 2002 through 2004, Mr. Batty has served as the Chief Financial Officer of Internal Hydro International Inc, a publicly traded company listed on the NASD over-the-counter bulletin board and located in Tanpa, Florida.

d) As of July 30, 2004, Brian Fisher was appointed by Kudlip Delhon as the second member of our Board of Directors. Mr. Delhon subsequently resigned as our director, leaving Mr. Fisher as sole director of the Company. Mr. Fisher, also serves as our President and CEO. As of December 5, 2005, Joseph Batty was appointed by Brian Fisher, as the second member of our Board of Directors. Mr. Batty also serves as our Treasurer and CFO. Neither Mr. Fisher nor Mr. Batty currently receive a salary or serve the Company pursuant to the terms of a written employment agreement. They are, however, reimbursed for reasonable out of pocket expenses. Messrs. Fisher and Batty may receive a salary from the Company or enter into employment agreements with the Company in the future. It is anticipated that Messrs. Fisher and Batty will participate in the Company's stock or other incentive based compensation plans if and when such plans are implemented.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Not Applicable.


SECTION 6  -  ASSET BACKED SECURITIES


ITEM 6.01 ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

Not Applicable.

ITEM 6.02 CHANGE OF SERVICER OR TRUSTEE.

Not Applicable.

ITEM 6.03 CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

Not Applicable.

ITEM 6.04 FAILURE TO MAKE A REQUIRED DISTRIBUTION.

Not Applicable.

ITEM 6.05 SECURITIES ACT UPDATING DISCLOSURE.

Not Applicable.


SECTION 7  -  REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.

Not Applicable.


SECTION 8  -  OTHER EVENTS


ITEM 8.01 OTHER EVENTS.

Not Applicable.

SECTION 9  -  FINANCIAL STATEMENTS AND EXHIBITS

A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


B) PRO FORMA FINANCIAL INFORMATION


C) SHELL COMPANY TRANSACTION


D) EXHIBITS

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               1-900 JACKPOT, INC.
                                  (Registrant)





DATE: JULY 14, 2006   /S/      BRIAN FISHER
                              -------------------
                              BRIAN FISHER, PRESIDENT






                                  END OF FILING